Exhibit 10.58

TERMINATION AGREEMENT

This TERMINATION AGREEMENT (this “Agreement”) is entered into as of [            ], 2014 by and among VWR Funding, Inc., a Delaware corporation (“VWR Funding”), Madison Dearborn Partners V-B, L.P., a Delaware limited partnership (“MDP”) and Avista Capital Holdings, L.P., a Delaware limited partnership (“Avista” and, together with VWR Funding and MDP, the “Parties”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Management Agreement (as defined below).

WHEREAS, VWR Corporation, a Delaware corporation (“VWR Corp”), filed a Registration Statement on Form S-1 with the Securities and Exchange Commission on June 24, 2014 under the Securities Act of 1933, as amended, relating to the initial sale to the public in an underwritten public offering of the common stock of VWR Corp (an “IPO”);

WHEREAS, each of the Parties is party to that certain Amended and Restated Management Services Agreement, dated as of August 20, 2007 (the “Management Agreement”); and

WHEREAS, each of the Parties desires to terminate the Management Agreement, subject to certain exceptions, effective upon the consummation of an IPO (the “Effective Time”) on or prior to December 31, 2014.

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions herein set forth, the Parties agree as follows:

1.    Effectiveness. This Agreement shall become effective only upon and as of the Effective Time. Notwithstanding any implication herein to the contrary, this Agreement shall automatically be null and void and shall automatically be of no force and effect, and the Management Agreement shall remain in full force and effect, if an IPO is not consummated on or prior to December 31, 2014.

2.    Termination of the Management Agreement. At the Effective Time, the Management Agreement shall terminate and be of no further force or effect; provided that the provisions of Paragraph 4 (Reimbursement of Expenses; Independent Contractor), Paragraph 8 (Liability), and Paragraph 9 (Indemnification of Advisors) of the Management Agreement, and the obligation of VWR Funding to pay any fees, costs and expenses incurred by either MDP or Avista in rendering services thereunder and not reimbursed or paid by VWR Funding as of the Effective Time shall survive termination of the Management Agreement.

3.    IPO Expenses. Without limiting the obligations of VWR Funding under the Management Agreement, in furtherance of the provisions of Paragraph 4 of the Management Agreement and not in duplication thereof, upon the consummation of an IPO, VWR Funding shall promptly reimburse MDP and Avista for all expenses incurred by each in connection with such IPO.

4.    Release. As of the Effective Time, VWR Funding releases and discharges each of MDP and Avista, their parents, affiliates, and subsidiaries, and their respective officers, directors, employees, agents, successors and assigns from and against each and every right, claim, debt, demand, action, complaint, cause of action, grievance, suit or proceeding of every kind, at law or in equity, whether known or unknown, which VWR Funding has or may have in the future arising out of, resulting from, or in any way relating to the Management Agreement.

5.    General.

(a) No amendment or waiver of any provision of this Agreement, or consent to any departure by either party from any such provision, shall in any event be effective unless the same shall be in writing and signed by the parties to this Agreement and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(b) This Agreement and the Management Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.

(c) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN, AND THE PARTIES TO THIS AGREEMENT HEREBY AGREE TO SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. This Agreement shall inure to the benefit of, and be binding upon, VWR Funding, MDP, Avista and their respective successors and assigns.

(d) EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

(e) This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each set of counterparts showing execution by all parties shall be deemed an original, but all of which shall constitute one and the same instrument.

(f) The waiver by any party of any breach of this Agreement shall not operate as or be construed to be a waiver by such party of any subsequent breach.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered by their duly authorized officers or agents as set forth below.

VWR FUNDING, INC.

By:
Name:
Title:

MADISON DEARBORN PARTNERS V-B, L.P.

By: Madison Dearborn Partners, LLC
Its: General Partner

By:
Name:
Title:

AVISTA CAPITAL HOLDINGS, L.P.

By: Avista Capital, Inc.
Its: General Partner

By:
Name:
Title:

[Signature Page to Termination Agreement]